SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                 August 29, 1997

Bear Stearns Mortgage Securities Inc. (as Depositor under a Pooling Agreement dated as of August 1, 1997 providing for the issuance of Mortgage Pass-Through Certificates, Series 1997-5)

                      BEAR STEARNS MORTGAGE SECURITIES INC.
               (Exact name of registrant as specified in charter)


      Delaware                     333-13617                   13-3633241
   (State or other             (Commission File              (IRS Employer
   jurisdiction of                  Number)                  Identification
   incorporation)                                                  No.)


                    245 Park Avenue, New York, New York 10167
               (Address of principal executive offices) (Zip Code)

                                 (212) 272-2000
               Registrant's telephone number, including area code


                                 Not Applicable
                (Former name or former address, if changed since
                                 last report.)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits

        Exhibit No.

                1.1 Terms Agreement dated as of August 26, 1997 between the Registrant and Bear, Stearns & Co. Inc.

                4.1 Pooling Agreement dated as of August 1, 1997 between the Registrant and First Trust National Association, as Trustee.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     BEAR STEARNS MORTGAGE SECURITIES INC.
                                         (Registrant)

                                     Date:  August 28, 1997

                                     By: /s/ Joseph T. Jurkowski
                                     Name:  Joseph T. Jurkowski
                                     Title: Vice President

                                  EXHIBIT INDEX

                                                              Sequentially
Exhibit Number           Description                          Numbered Page

1.1                      Terms Agreement dated as of
                         August 26, 1997 between the
                         Registrant and Bear, Stearns & Co.
                         Inc.

4.1                      Pooling Agreement dated as of
                         August 1, 1997 between the Registrant
                         and First Trust National Association,
                         as Trustee.